UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

U.S. Silica Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 21, 2024

Dear Fellow Stockholder:

We have recently sent you proxy materials in connection with the important special meeting of the stockholders of U.S. Silica Holdings, Inc. (the “Company”) to be held on Tuesday, July 16, 2024 at 9:00 a.m. Central Time (the “Special Meeting”) in connection with the proposed acquisition of the Company by funds managed by affiliates of Apollo Global Management, Inc. (NYSE: APO) (the “Merger”), as described in detail in the proxy materials previously sent to you. Your Board of Directors unanimously recommends that you vote FOR the Merger and related proposals.

Please note that failing to vote will have the same effect as a vote against the proposed Merger. The Merger cannot be completed unless the Merger is approved by the affirmative vote of the holders of a majority of the voting power represented by the outstanding shares of the Company’s common stock entitled to vote on such proposal; therefore, your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, please vote TODAY by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided to ensure that your shares are represented at the Special Meeting.

Thank you for your support,

STACY RUSSELL

Executive Vice President, General Counsel &

Corporate Secretary

VOTING IS QUICK AND EASY!

You may vote by telephone, via the Internet, or by following the easy instructions on the enclosed proxy card or voting instruction form to return your vote by mail. Alternatively, if you received this letter by email, you may simply click the “VOTE NOW” button in the accompanying email.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at (877) 750-8269 (from the U.S. and Canada)

or at +1 (412) 232-3651 (from other countries)

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving U.S. Silica Holdings, Inc. (the “Company”) and funds managed by affiliates of Apollo Global Management, Inc. (the “Merger”). A special meeting of the Company’s stockholders will be held on July 16, 2024, at 9:00 a.m. Central Time (the “Special Meeting”), at which meeting the Company’s stockholders will be asked to consider and vote on, among other things, a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 26, 2024, by and among the Company, Star Holding LLC and Star Merger Co. (the “Merger Agreement”). On June 11, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A for the Special Meeting (the “Proxy Statement”), and the Company has filed other relevant documents with the SEC in connection with the proposed Merger. The Proxy Statement was first mailed to the Company’s stockholders on or around June 11, 2024, and contains important information about the proposed Merger and related matters. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. A copy of the Proxy Statement may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Investors may also obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate,” “believe,” “expect,” “estimate,” “plan”, “outlook” and “project” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information contained herein are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed Merger that may be instituted against the parties to the Merger Agreement or others; (3) the inability to consummate the proposed Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval or the failure to satisfy other conditions to the completion of the proposed Merger; (4) risks that the proposed Merger disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the proposed Merger; (6) the amount of the costs, fees, expenses and charges related to the proposed Merger; (7) the risk that the Merger Agreement may be terminated under circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the proposed Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the proposed Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the proposed Merger will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and team members may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger is available in the Company’s filings with the SEC, including in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Company’s securities have changed since the filing of the Proxy Statement, such changes have been or will be reflected in subsequent statements of changes in beneficial ownership on file with the SEC. The Proxy Statement and other relevant materials filed with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at ussilica.gcs-web.com.